SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2001

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0–9439

Texas	74–2157138
(State or other Jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040–1359
(Address of principal executive offices)	(ZIP Code)

(Registrant's telephone number, including area code) (956) 722–7611

None
(Former name or former address, if changed since last report)

Item 5.    Other Events

                On October 25, 2001, International Bancshares Corporation issued a news release announcing Third Quarter 2001 Earnings, attached hereto and filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

c.             Exhibits

The following exhibit is filed as part of this report:

(99)         News release of International Bancshares Corporation dated October 25, 2001.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President
and Chief Executive Officer

Date: October 26, 2001

EXHIBIT INDEX

Exhibit Number	Description

99	News Release of International Bancshares Corporation dated October 25, 2001.